CrowdStrike Reports First Quarter Fiscal Year 2022 Financial Results
•Achieves ending ARR of $1.19 billion driven by net new ARR of $144 million
•Adds 1,524 net new subscription customers
•Delivers record operating and free cash flow for the second consecutive quarter

SUNNYVALE, Calif., June 3, 2021 -- CrowdStrike Holdings, Inc. (Nasdaq: CRWD), a leader in cloud-delivered endpoint and cloud workload protection, today announced financial results for the first quarter fiscal year 2022, ended April 30, 2021.

“CrowdStrike kicked off the new fiscal year with strong momentum and delivered outstanding first quarter results that exceeded our expectations. We saw strength in multiple areas of the business, added $144 million in net new ARR in the quarter and grew ending ARR 74% year-over-year to exceed $1.19 billion. The CrowdStrike name has become synonymous with best-in-class cybersecurity protection and a platform that just works. Customers of all sizes are increasingly choosing CrowdStrike as their security platform of record with 1,524 net new subscription customers added in the quarter and half of total subscription customers now adopting at least five cloud modules. We believe the robust demand environment driven by secular trends, such as digital and security transformation, cloud adoption and a heightened threat environment, provides a runway for long-term sustainable growth,” said George Kurtz, CrowdStrike’s co-founder and chief executive officer.

Commenting on the company's financial results, Burt Podbere, CrowdStrike’s chief financial officer, added, “In the first quarter, we continued to recognize strong operating leverage in our SaaS model and delivered record operating and free cash flow even as we increased investments in our global reach and cloud platform. We believe the investments we are making today will lead to sustained growth over the long-term and maintain our pole position as the trusted security partner of choice.”

First Quarter Fiscal 2022 Financial Highlights

•Revenue: Total revenue was $302.8 million, a 70% increase, compared to $178.1 million in the first quarter of fiscal 2021. Subscription revenue was $281.2 million, a 73% increase, compared to $162.2 million in the first quarter of fiscal 2021.

•Annual Recurring Revenue (ARR) increased 74% year-over-year and grew to $1.19 billion as of April 30, 2021, of which $143.8 million was net new ARR added in the quarter, including $3.6 million from the acquisition of Humio.

•Subscription Gross Margin: GAAP subscription gross margin was 77% in the first quarter of fiscal 2022 and fiscal 2021. Non-GAAP subscription gross margin was 79%, compared to 78% in the first quarter of fiscal 2021.

•Income/Loss from Operations: GAAP loss from operations was $31.3 million, compared to $22.6 million in the first quarter of fiscal 2021. Non-GAAP income from operations was $29.8 million, compared to $1.2 million in the first quarter of fiscal 2021.

•Net Income/Loss Attributable to CrowdStrike: GAAP net loss attributable to CrowdStrike was $85.0 million, including $48.8 million in tax costs related to the intellectual property integration from the Humio acquisition. This compares to $19.2 million in the first quarter of fiscal 2021. GAAP net loss per share attributable to CrowdStrike common stockholders was $0.38, compared to $0.09 in the first quarter of fiscal 2021. Non-GAAP net income attributable to CrowdStrike was $23.3 million, compared to $4.5 million in the first quarter of fiscal 2021. Non-GAAP net income per share attributable to CrowdStrike common stockholders, diluted, was $0.10, compared to $0.02 in the first quarter of fiscal 2021.

•Cash Flow: Net cash generated from operations was a record $147.5 million, compared to $98.6 million in the first quarter of fiscal 2021. Free cash flow was a record $117.3 million, compared to $87.0 million in the first quarter of fiscal 2021.

•Cash and Cash Equivalents was $1.68 billion as of April 30, 2021.

Recent Highlights

•Added 1,524 net new subscription customers in the quarter, including 119 from the acquisition of Humio, for a total of 11,420 subscription customers as of April 30, 2021, representing 82% growth year-over-year.

•CrowdStrike’s subscription customers that have adopted four or more modules, five or more modules and six or more modules increased to 64%, 50%, and 27%, respectively, as of April 30, 2021.

•Recognized by Gartner, Inc. as a Leader for the second time and placed furthest for Completeness of Vision in the 2021 Magic Quadrant for Endpoint Protection Platforms.

•Named a Leader in The Forrester Wave™: Managed Detection and Response (MDR), Q1 2021, External Threat Intelligence Services, Q1 2021 and Endpoint Security Software As A Service, Q2 2021 reports.

•Announced Falcon Fusion, a unified and extensible framework purpose-built on the CrowdStrike Falcon® platform to orchestrate and automate complex workflows improving security operation center efficiency.

•Announced new features for CrowdStrike Falcon Horizon Cloud Security Posture Management including continuous threat detection, monitoring and correlation across cloud and on-premises environments.

•Added new unique Zero Trust, macOS and threat hunting updates to the CrowdStrike Falcon platform.

•Strengthened the alliance between CrowdStrike and EY and announced that CrowdStrike Falcon was selected as one of the EY preferred cybersecurity technology platforms, introducing new joint offerings and expanding into new geographies.

•Announced new product integrations with Zscaler, including cross-platform workflow and data sharing to shorten response times and help combat the increasing volume and sophistication of attacks.

•Announced new product integrations with Google Cloud, enabling more seamless sharing of telemetry and data between the two security platforms.

•Achieved 100% detection coverage in all 20 steps of the MITRE ATT&CK evaluations and achieved 100% Protection Rate in the AV Comparatives Business Real-World Protection Test for the March-April 2021 period and the highest AAA rating in the Q1 Enterprise Endpoint Protection evaluation from independent testing organization SE Labs.

•Awarded Best Cloud Computing Security Solution and Best Managed Security Service at the 2021 SC Awards. Additionally, Shawn Henry, president of CrowdStrike Services and chief security officer, was awarded the inaugural Security Executive of the Year award.

Financial Outlook

CrowdStrike is providing the following guidance for the second quarter of fiscal 2022 (ending July 31, 2021) and increasing its guidance for fiscal year 2022 (ending January 31, 2022):

	Q2 FY22 Guidance	Full Year FY22 Guidance
Total revenue	$318.3 - $324.4 million	$1,347.0 - $1,365.7 million
Non-GAAP income from operations	$26.3 - $30.7 million	$115.7- $129.6 million
Non-GAAP net income attributable to CrowdStrike	$17.7 - $22.1 million	$83.1 - $97.0 million
Non-GAAP net income per share attributable to CrowdStrike common stockholders, diluted	$0.07 - $0.09	$0.35 - $0.41
Weighted average shares used in computing non-GAAP net income per share attributable to CrowdStrike common stockholders, diluted	238 million	239 million

These statements are forward-looking and actual results may differ materially as a result of many factors. Refer to the Forward-Looking Statements safe harbor below for information on the factors that could cause our actual results to differ materially from these forward-looking statements.

Guidance for non-GAAP financial measures excludes stock-based compensation expense, amortization expense of acquired intangible assets, amortization of debt issuance costs and discount, gain (loss) on strategic investments, acquisition-related expenses, and tax costs for intellectual property integration relating to the Humio acquisition. We have not provided the most directly comparable GAAP measures because certain items are out of our control or cannot be reasonably predicted. Accordingly, a reconciliation for non-GAAP income from operations, non-GAAP net income attributable to CrowdStrike, and non-GAAP net income per share attributable to CrowdStrike common stockholders is not available without unreasonable effort.

Conference Call Information
CrowdStrike will host a conference call for analysts and investors to discuss its earnings results for the first quarter of fiscal 2022 and outlook for its fiscal second quarter and year 2022 today at 2:00 p.m. Pacific time (5:00 p.m. Eastern time). A recorded webcast of the event will also be available for one year on the CrowdStrike Investor Relations website ir.crowdstrike.com.

Date:	June 3, 2021
Time:	2:00 p.m. Pacific time / 5:00 p.m. Eastern time
Dial-in number:	409-937-8967, conference ID: 3054026
Webcast:	ir.crowdstrike.com
Forward-Looking Statements

This press release contains forward-looking statements that involve risks and uncertainties, including statements regarding our future growth, and future financial and operating performance, including our financial outlook for the fiscal second quarter and fiscal year 2022. There are a significant number of factors that could cause actual results to differ materially from statements made in this press release, including: our limited operating history; risks associated with managing our rapid growth; our ability to identify and effectively implement the necessary changes to address execution challenges; the impact of the COVID-19 pandemic on our and our customers’ business; our limited experience with new product and subscription and support introductions and the risks associated with new products and subscription and support offerings, including the risk of defects, errors, or vulnerabilities; our ability to attract new and retain existing customers; our ability to successfully integrate acquisitions; the failure to timely develop and achieve market acceptance of new products and subscriptions as well as existing products and subscriptions and support; our ability to collaborate and integrate our products with offerings from other parties to deliver benefits to customers; rapidly evolving technological developments in the market for security products and subscription and support offerings; length of sales cycles; and general market, political, economic, and business conditions, including those related to COVID-19.

Further information on risks, uncertainties and other factors that could affect our financial results are included in the filings we make with the Securities and Exchange Commission (“SEC”) from time to time, including our most recently filed Annual Report on Form 10-K and subsequent filings.
You should not rely on these forward-looking statements, as actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of such risks and uncertainties. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we do not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.
Use of Non-GAAP Financial Information
We believe that the presentation of non-GAAP financial information provides important supplemental information to management and investors regarding financial and business trends relating to our financial condition and results of operations. For further information regarding these non-GAAP measures, including the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures, please refer to the financial tables below, as well as the “Explanation of Non-GAAP Financial Measures" section of this press release.

Channels for Disclosure of Information

We intend to announce material information to the public through the CrowdStrike Investor Relations website ir.crowdstrike.com, SEC filings, press releases, public conference calls, and public webcasts. We use these channels, as well as social media and our blog, to communicate with our investors, customers, and the public about our company, our offerings, and other issues. It is possible that the information we post on social media and our blog could be deemed to be material information. As such, we encourage investors, the media, and others to follow the channels listed above, including the social media channels listed on our investor relations website, and to review the information disclosed through such channels. Any updates to the list of disclosure channels through which we will announce information will be posted on the investor relations page on our website.

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Gartner Peer Insights reviews constitute the subjective opinions of individual end users based on their own experiences and do not represent the views of Gartner or its affiliates.
About CrowdStrike Holdings
CrowdStrike provides cloud-delivered endpoint and cloud workload protection. Leveraging artificial intelligence (AI), the CrowdStrike Falcon® platform protects customers against cyberattacks on endpoints on or off the network by offering visibility and protection across the enterprise.
Copyright © 2021 CrowdStrike, Inc. All rights reserved. CrowdStrike and CrowdStrike Falcon® are the registered trademarks of CrowdStrike, Inc. CrowdStrike owns other trademarks and service marks, and may use the brands of third parties to identify their products and services.
Investor Relations Contact
CrowdStrike Holdings, Inc.
Maria Riley, Vice President of Investor Relations
investors@crowdstrike.com
669-721-0742
Press Contact
CrowdStrike Holdings, Inc.
Craig VerColen, Chief Communications Officer
press@crowdstrike.com
617-599-2180
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CROWDSTRIKE HOLDINGS, INC.
Condensed Consolidated Statements of Operations
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended April 30,
	2021	2020
Revenue
Subscription	$281,228	$162,222
Professional services	21,615	15,856
Total revenue	302,843	178,078
Cost of revenue
Subscription (1)(2)	64,903	37,244
Professional services (1)	13,602	9,651
Total cost of revenue	78,505	46,895
Gross profit	224,338	131,183
Operating expenses
Sales and marketing (1)(2)	135,131	88,138
Research and development (1)(2)	78,180	40,578
General and administrative (1)(3)	42,374	25,043
Total operating expenses	255,685	153,759
Loss from operations	(31,347)	(22,576)
Interest expense(4)	(6,230)	(143)
Other income, net(5)	4,768	4,533
Loss before provision for income taxes	(32,809)	(18,186)
Provision for income taxes	50,062	1,036
Net loss	(82,871)	(19,222)
Net income attributable to noncontrolling interest	2,178	—
Net loss attributable to CrowdStrike	$(85,049)	$(19,222)
Net loss per share attributable to CrowdStrike common shareholders, basic and diluted	$(0.38)	$(0.09)
Weighted-average shares used in computing net loss per share attributable to CrowdStrike common shareholders, basic and diluted	224,153	213,129
_____________________________
(1)Includes stock-based compensation expense as follows:

	Three Months Ended April 30,
	2021	2020

	(in thousands)
Subscription cost of revenue	$4,285	$1,995
Professional services cost of revenue	2,028	971
Sales and marketing	17,414	8,687
Research and development	17,801	4,900
General and administrative	12,834	7,085
Total stock-based compensation expense	$54,362	$23,638

(2)Includes amortization of acquired intangible assets as follows:

	Three Months Ended April 30,
	2021	2020

	(in thousands)
Subscription cost of revenue	$1,995	$62
Sales and marketing	422	31
Research and development	—	10
Total amortization of purchased intangibles	$2,417	$103
(3)Includes acquisition-related expenses as follows:

	Three Months Ended April 30,
	2021	2020

	(in thousands)
General and administrative	$4,345	$—
Total acquisition-related expenses	$4,345	$—
(4)Includes amortization of debt issuance costs and discount as follows:

	Three Months Ended April 30,
	2021	2020

	(in thousands)
Interest expense	$547	$—
Total amortization of debt issuance costs and discount	$547	$—
(5)Includes gain from strategic investment as follows:

	Three Months Ended April 30,
	2021	2020

	(in thousands)
Other income, net	$4,356	$—
Total gain from strategic investments	$4,356	$—

CROWDSTRIKE HOLDINGS, INC.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	April 30,	January 31,
	2021	2021
Assets
Current assets:
Cash and cash equivalents	$1,684,997	$1,918,608
Accounts receivable, net	211,233	239,199
Deferred contract acquisition costs, current	85,388	80,850
Prepaid expenses and other current assets	56,385	53,617
Total current assets	2,038,003	2,292,274
Strategic investments	8,165	2,500
Property and equipment, net	191,310	167,014
Operating lease right-of-use assets	36,683	36,484
Deferred contract acquisition costs, noncurrent	125,392	117,906
Goodwill	374,581	83,566
Intangible assets, net	88,851	15,677
Other assets	18,186	17,112
Total assets	$2,881,171	$2,732,533
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$3,468	$12,065
Accrued expenses	49,627	51,117
Accrued payroll and benefits	79,099	71,907
Operating lease liabilities, current	9,333	8,977
Deferred revenue	786,793	701,988
Other current liabilities	54,445	17,499
Total current liabilities	982,765	863,553
Long-term debt	738,400	738,029
Deferred revenue, noncurrent	235,198	209,907
Operating lease liabilities, noncurrent	31,458	31,986
Other liabilities, noncurrent	39,953	17,184
Total liabilities	2,027,774	1,860,659
Commitments and contingencies
Stockholders’ Equity
Common stock, Class A and Class B	113	112
Additional paid-in capital	1,662,199	1,598,259
Accumulated deficit	(815,165)	(730,116)
Accumulated other comprehensive income	2,117	2,319
Total CrowdStrike Holdings, Inc. stockholders’ equity	849,264	870,574
Non-controlling interest	4,133	1,300
Total stockholders’ equity	853,397	871,874
Total liabilities and stockholders’ equity	$2,881,171	$2,732,533

CROWDSTRIKE HOLDINGS, INC.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended April 30,
	2021	2020
Operating activities
Net loss	$(82,871)	$(19,222)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	11,955	8,202
Loss on disposal of fixed assets	19	—
Amortization of intangible assets	2,417	103
Amortization of deferred contract acquisition costs	24,376	13,451
Non-cash operating lease costs	2,180	2,283
Provision for bad debts	274	149
Stock-based compensation expense	54,362	23,638
Gain on sale of debt securities, net	—	(1,347)
Accretion of marketable securities purchased at a discount	—	578
Non-cash interest expense	595	151
Change in fair value of strategic investments	(4,356)	—
Changes in operating assets and liabilities
Accounts receivable	31,466	20,651
Deferred contract acquisition costs	(36,400)	(22,563)
Prepaid expenses and other assets	(769)	5,332
Accounts payable	(10,562)	4,736
Accrued expenses and other current liabilities	29,229	(1,095)
Accrued payroll and benefits	5,969	648
Operating lease liabilities	(2,555)	(2,975)
Deferred revenue	109,376	64,805
Other liabilities	12,828	1,052
Net cash provided by operating activities	147,533	98,577
Investing activities
Purchases of property and equipment	(25,796)	(9,694)
Capitalized internal-use software and website development	(4,434)	(1,882)
Purchase of strategic investments	(1,309)	—
Business acquisition, net of cash acquired	(353,407)	—
Purchases of marketable securities	—	(84,904)
Proceeds from sales of marketable securities	—	639,586
Maturities of marketable securities	—	91,605
Net cash (used in) provided by investing activities	(384,946)	634,711
Financing activities
Payment of debt issuance costs related to revolving line of credit	(219)	—
Payment of debt issuance costs related to Senior Notes	(1,581)	—
Proceeds from issuance of common stock upon exercise of stock options	3,754	6,393
Capital contributions from non-controlling interest holders	655	500
Net cash provided by financing activities	2,609	6,893

Effect of foreign exchange rates on cash and cash equivalents	1,193	12

Net (decrease) increase in cash and cash equivalents	(233,611)	740,193

Cash and cash equivalents, beginning of period	1,918,608	264,798
Cash and cash equivalents, end of period	$1,684,997	$1,004,991

CROWDSTRIKE HOLDINGS, INC.
Non-GAAP Financial Measures with Reconciliation to GAAP
(in thousands, except percentages)
(unaudited)

	Three Months Ended April 30,
	2021	2020
GAAP subscription revenue	$281,228	$162,222

GAAP subscription gross profit	$216,325	$124,978
Add: Stock-based compensation expense	4,285	1,995
Add: Amortization of acquired intangible assets	1,995	62
Non-GAAP subscription gross profit	$222,605	$127,035

GAAP subscription gross margin	77%	77%

Non-GAAP subscription gross margin	79%	78%

	Three Months Ended April 30,
	2021	2020
GAAP total revenue	$302,843	$178,078

GAAP loss from operations	$(31,347)	$(22,576)
Add: Stock-based compensation expense	54,362	23,638
Add: Amortization of acquired intangible assets	2,417	103
Add: Acquisition-related expenses	4,345	—
Non-GAAP income from operations	$29,777	$1,165

GAAP operating margin	(10)%	(13)%

Non-GAAP operating margin	10%	1%

CROWDSTRIKE HOLDINGS, INC.
Non-GAAP Financial Measures with Reconciliation to GAAP (Continued)
(in thousands, except percentages and per share amounts)
(unaudited)

	Three Months Ended April 30,
	2021	2020
GAAP net loss attributable to CrowdStrike	$(85,049)	$(19,222)

Add: Stock-based compensation expense	$54,362	$23,638
Add: Amortization of acquired intangible assets	2,417	103
Add: Acquisition-related expenses	4,345	—
Add: Amortization of debt issuance costs and discount	547	—
Add: Provision for income taxes(1)	48,824	—
Less: Gain on strategic investments attributable to CrowdStrike	(2,178)	—

Non-GAAP net income attributable to CrowdStrike	$23,268	$4,519

Weighted-average shares used in computing GAAP net loss per share attributable to CrowdStrike common stockholders, basic and diluted	224,153	213,129
Weighted-average shares used in computing Non-GAAP net income per share attributable to CrowdStrike common stockholders, basic	224,153	213,129
Weighted-average shares used in computing Non-GAAP net income per share attributable to CrowdStrike common stockholders, diluted	237,363	229,796

GAAP net loss per share attributable to CrowdStrike common stockholders, basic and diluted	$(0.38)	$(0.09)

Non-GAAP net income per share attributable to CrowdStrike common stockholders, basic	$0.10	$0.02
Non-GAAP net income per share attributable to CrowdStrike common stockholders, diluted	$0.10	$0.02

	Three Months Ended April 30,
	2021	2020
GAAP total revenue	$302,843	$178,078

GAAP net cash provided by operating activities	147,533	98,577
Less: Purchases of property and equipment	(25,796)	(9,694)
Less: Capitalized internal-use software and website development	(4,434)	(1,882)
Free cash flow	$117,303	$87,001

GAAP net cash (used in) provided by investing activities	$(384,946)	$634,711
GAAP net cash provided by financing activities	$2,609	$6,893

GAAP net cash provided by operating activities as a percentage of revenue	49%	55%
Less: Purchases of property and equipment as a percentage of revenue	(9)%	(5)%
Less: Capitalized internal-use software and website development as a percentage of revenue	(1)%	(1)%
Free cash flow margin	39%	49%
_____________________________
(1)We use our GAAP provision for income taxes for the purpose of determining our non-GAAP income tax expense. The tax costs for intellectual property integration relating to the Humio acquisition is included in the GAAP provision for income taxes during the first quarter of fiscal 2022. The income tax benefits related to stock-based compensation, amortization of intangibles, acquisition related expenses, amortization of debt issuance costs and discount, and gain on strategic investments attributable to CrowdStrike included in the GAAP provision for income taxes was not material for all periods presented.

CROWDSTRIKE HOLDINGS, INC.
Statements of Operations: GAAP to Non-GAAP Reconciliations
(in thousands)
(unaudited)

	Three Months Ended April 30,
	2021	2020
GAAP cost of revenue	$78,505	$46,895
Less:
Stock based compensation expense	6,313	2,966
Amortization of acquired intangible assets	1,995	62
Non-GAAP cost of revenue	$70,197	$43,867

GAAP subscription gross profit	$216,325	$124,978
Add:
Stock based compensation expense	4,285	1,995
Amortization of acquired intangible assets	1,995	62
Non-GAAP subscription gross profit	$222,605	$127,035

GAAP professional services gross profit	$8,013	$6,205
Add:
Stock based compensation expense	2,028	971
Non-GAAP professional services gross profit	$10,041	$7,176

GAAP sales and marketing operating expenses	$135,131	$88,138
Less:
Stock based compensation expense	17,414	8,687
Amortization of acquired intangible assets	422	31
Non-GAAP sales and marketing operating expenses	$117,295	$79,420

GAAP research and development operating expenses	$78,180	$40,578
Less:
Stock based compensation expense	17,801	4,900
Amortization of acquired intangible assets	—	10
Non-GAAP research and development operating expenses	$60,379	$35,668

GAAP general and administrative operating expenses	$42,374	$25,043
Less:
Stock based compensation expense	12,834	7,085
Acquisition-related expenses	4,345	—
Non-GAAP general and administrative operating expenses	$25,195	$17,958

GAAP loss from operations	$(31,347)	$(22,576)
Add:
Stock based compensation expense	54,362	23,638
Amortization of acquired intangible assets	2,417	103
Acquisition-related expenses	4,345	—
Non-GAAP income from operations	$29,777	$1,165

CROWDSTRIKE HOLDINGS, INC.
Statements of Operations: GAAP to Non-GAAP Reconciliations (continued)
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended April 30,
	2021	2020
GAAP net loss attributable to CrowdStrike	$(85,049)	$(19,222)
Add:
Stock based compensation expense	54,362	23,638
Amortization of acquired intangible assets	2,417	103
Acquisition-related expenses	4,345	—
Amortization of debt issuance costs and discount	547	—
Provision for income taxes(1)	48,824	—
Less:
Gain on strategic investments attributable to CrowdStrike	(2,178)	—
Non-GAAP net income attributable to CrowdStrike	$23,268	$4,519

Weighted-average shares used in computing basic net income (loss) per share attributable to CrowdStrike common stockholders (GAAP and Non-GAAP)	224,153	213,129

GAAP basic net loss per share attributable to CrowdStrike common stockholders	$(0.38)	$(0.09)

Non-GAAP basic net income per share attributable to CrowdStrike common stockholders	$0.10	$0.02

GAAP diluted net loss per share attributable to CrowdStrike common stockholders	$(0.38)	$(0.09)
Add:
Stock-based compensation	0.23	0.10
Amortization of acquired intangible assets	0.01	—
Acquisition-related expenses	0.02	—
Provision for income taxes (1)	0.21	—
Adjustment to fully diluted earnings per share (2)	0.02	0.01
Less:
Gain on strategic investments attributable to CrowdStrike	(0.01)	—
Non-GAAP diluted net income per share attributable to CrowdStrike common stockholders	$0.10	$0.02

Weighted-average shares used in diluted net income (loss) per share attributable to CrowdStrike common stockholders calculation:
GAAP	224,153	213,129
Non-GAAP	237,363	229,796
_____________________________
(1)We use our GAAP provision for income taxes for the purpose of determining our non-GAAP income tax expense. The tax costs for intellectual property integration relating to the Humio acquisition is included in the GAAP provision for income taxes during the first quarter of fiscal 2022. The income tax benefits related to stock-based compensation, amortization of intangibles, acquisition related expenses, amortization of debt issuance costs and discount, and gain on strategic investments attributable to CrowdStrike included in the GAAP provision for income taxes was not material for all periods presented.
(2)For periods in which we had diluted non-GAAP net income per share attributable to CrowdStrike common stockholders, the sum of the impact of individual reconciling items may not total to diluted Non-GAAP net income per share attributable to CrowdStrike common stockholders because the basic share counts used to calculate GAAP net loss per share attributable to CrowdStrike common stockholders differ from the diluted share counts used to calculate non-GAAP net income per share attributable to CrowdStrike common stockholders and because of rounding differences. The GAAP net loss per share attributable to CrowdStrike common stockholders calculation uses a lower share count as it excludes dilutive shares which are included in calculating the non-GAAP net income per share attributable to CrowdStrike common stockholders.
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Explanation of Non-GAAP Financial Measures
In addition to our results determined in accordance with U.S. generally accepted accounting principles (“GAAP”), we believe the following non-GAAP measures are useful in evaluating our operating performance. We use the following non-GAAP financial information to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance. However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool, and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP.
Other companies, including companies in our industry, may calculate similarly titled non-GAAP measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison.  In addition, the utility of free cash flow as a measure of our financial performance and liquidity is limited as it does not represent the total increase or decrease in our cash balance for a given period.
Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures and not rely on any single financial measure to evaluate our business.
Non-GAAP Subscription Gross Profit and Non-GAAP Subscription Gross Margin
We define non-GAAP subscription gross profit and non-GAAP subscription gross margin as GAAP subscription gross profit and GAAP subscription gross margin, respectively, excluding stock-based compensation expense and amortization of acquired intangible assets. We believe non-GAAP subscription gross profit and non-GAAP subscription gross margin provide our management and investors consistency and comparability with our past financial performance and facilitate period-to-period comparisons of operations, as these measures eliminate the effects of certain variables unrelated to our overall operating performance.
Non-GAAP Income from Operations
We define non-GAAP income from operations as GAAP loss from operations excluding stock-based compensation expense, amortization of acquired intangible assets, and acquisition-related expenses. We believe non-GAAP income from operations provides our management and investors consistency and comparability with our past financial performance and facilitate period-to-period comparisons of operations, as this metric generally eliminates the effects of certain variables unrelated to our overall operating performance.
Non-GAAP Net Income Attributable to CrowdStrike
We define non-GAAP net income attributable to CrowdStrike as GAAP net loss attributable to CrowdStrike excluding stock-based compensation expense, amortization of acquired intangible assets, acquisition-related expenses, amortization of debt issuance costs and discount, gain on strategic investments, and the tax costs for intellectual property integration relating to the Humio acquisition. We believe non-GAAP net income attributable to CrowdStrike provides our management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons, as this metric generally eliminates the effects of certain variables unrelated to our overall performance.
Non-GAAP Net Income per Share Attributable to CrowdStrike Common Stockholders, Basic and Diluted

We define non-GAAP net income per share attributable to CrowdStrike common stockholders, as non-GAAP net income attributable to CrowdStrike divided by the weighted-average shares outstanding, which includes the dilutive effect of potentially diluted common stock equivalents outstanding during the period.  We may periodically incur charges or receive payments in connection with litigation settlements. We exclude these charges and payments received from non-GAAP net income attributable to CrowdStrike when associated with a significant settlement because we do not believe they are reflective of ongoing business and operating results.
Free Cash Flow
Free cash flow is a non-GAAP financial measure that we define as net cash provided by operating activities less purchases of property and equipment and capitalized internal-use software and website development. We monitor free cash flow as one measure of our overall business performance, which enables us to analyze our future performance without the effects of non-

cash items and allow us to better understand the cash needs of our business. While we believe that free cash flow is useful in evaluating our business, free cash flow is a non-GAAP financial measure that has limitations as an analytical tool, and free cash flow should not be considered as an alternative to, or substitute for, net cash provided by operating activities in accordance with GAAP. The utility of free cash flow as a measure of our liquidity is further limited as it does not represent the total increase or decrease in our cash balance for any given period. In addition, other companies, including companies in our industry, may calculate free cash flow differently or not at all, which reduces the usefulness of free cash flow as a tool for comparison.
Explanation of Operational Measures
Annual Recurring Revenue
ARR is calculated as the annualized value of our customer subscription contracts as of the measurement date, assuming any contract that expires during the next 12 months is renewed on its existing terms. To the extent that we are negotiating a renewal with a customer after the expiration of the subscription, we continue to include that revenue in ARR if we are actively in discussion with such an organization for a new subscription or renewal, or until such organization notifies us that it is not renewing its subscription.
Magic Number
Magic Number is calculated by performing the following calculation for the most recent four quarters and taking the average: annualizing the difference between a quarter’s Subscription Revenue and the prior quarter’s Subscription Revenue, and then dividing the resulting number by the previous quarter’s Non-GAAP Sales & Marketing Expense. Magic Number = Average of previous four quarters: ((Quarter Subscription Revenue – Prior Quarter Subscription Revenue) x 4) / Prior Quarter Non-GAAP Sales & Marketing Expense.